GRACO INC.
                                RESTORATION PLAN
                               (1998 Restatement)


                                    Article 1
                                     Purpose

     1.1 Purpose. Effective as of July 1, 1988, the Board of Directors of Graco Inc. ("Graco"), a Minnesota corporation, established an unfunded restoration benefit plan (the "Restoration Plan") consisting of:

     a. an excess benefit plan designed to provide retirement benefits to eligible employees as a replacement for the retirement benefits limited under the Graco Employee Retirement Plan by operation of
          Section 415 of the Code ("Plan A"), which plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), and

     b. an excess compensation plan designed to provide benefits to eligible employees as a replacement for the retirement benefits limited under the Graco Employee Retirement Plan by operation of Section 401(a)(17) of the Code ("Plan B"), which plan is subject to ERISA as a so-called "top hat" plan for a select group of management or highly compensated employees.

Plan A and Plan B under the Restoration Plan shall constitute separate plans. It now is desired to amend and restate the Restoration Plan in its entirety in a new document. This is the amended and restated plan document so contemplated and is effective January 1, 1998.

                                    Article 2
                                   Definitions

     2.1 Incorporation by Reference. The Definitions contained in Subsection 1.1 and the Rules of Interpretation contained in Subsection 1.2 of the Graco Employee Retirement Plan, as the same may be amended from time to time, are hereby incorporated herein by reference as if set forth herein in full, subject to the following qualifications:

     a.   "Plan" when used herein shall mean the Restoration Plan.

     b. "Effective Date" when used herein shall mean January 1, 1998. This Plan Restatement shall not affect the rights of or the benefits payable to, or with respect to, any employee who died, retired or otherwise had a Termination of Employment prior to the Effective Date.

     c. "Graco Employee Retirement Plan" when used herein shall mean the tax-qualified defined benefit pension plan established by the Employer for the benefit of employees eligible to participate therein, as amended in the written document entitled "Graco Employee Retirement Plan (1991 Restatement)" as the same may be further amended from time to time.

     d. "Restoration Plan" when used herein shall mean the Plan established by the Employers consisting of the unfunded excess benefit plan ("Plan A") and the unfunded excess compensation plan ("Plan B") as set forth in the Plan Statement.

     e. "Plan Statement" when used herein shall mean this written document entitled "Restoration Plan (1998 Restatement)" as the same may be amended from time to time.

                                    Article 3
                                   Eligibility

     3.1 General Eligibility Rule. The individuals eligible to participate in and receive benefits under the Plan are those employees of the Employer:

     a. who, on or after July 1, 1988, are Participants in the Graco Employee Retirement Plan,

     b. who, at some time on or after July 1, 1988, are in Covered Employment, and

     c. who have experienced a legislated reduction in benefits under the Graco Employee Retirement Plan due to limitations imposed by Code
          Section 415 [Plan A] or Code Section 401(a)(17) [Plan B].

     3.2 Continuation. Any Participant in the Plan shall continue as a Participant until all benefits which are due under the Plan have been received without regard to whether he or she continues as a participant in the Graco Employee Retirement Plan or in Covered Employment. Notwithstanding anything apparently to the contrary contained in this Plan, the Plan shall be construed and administered to prevent the duplication of benefits provided under this Plan and any other qualified or nonqualified plan maintained in whole or in part by the Employer.

     3.3 Select Group. Notwithstanding anything apparently to the contrary in this Plan or in any written communication, summary, resolution or document or oral communication, no individual shall be a Participant in this Plan, develop benefits under this Plan or be entitled to receive benefits under this Plan (either for himself or his or her survivors) unless such individual is a member of a select group of management or highly compensated employees (as that expression is used in ERISA). If a court of competent jurisdiction, any representative of the U.S. Department of Labor or any other governmental, regulatory or similar body makes any direct or indirect, formal or informal, determination that an individual is not a member of a select group of management or highly compensated employees (as that expression is used in ERISA), such individual shall not be (and shall not have ever been) a Participant in this Plan at any time. If any person not so defined has been erroneously treated as a Participant in this Plan, upon discovery of such error such person's erroneous participation shall immediately terminate ab initio and upon demand such person shall be obligated to reimburse the Employer for all amounts erroneously paid to him or her.

                                    Article 4
                                    Benefits

     4.1 Retirement Benefits. Upon Termination of Employment, this Plan shall pay as a benefit to a Participant the excess, if any, of:

     a. the amount that would have been payable to the Participant under the Graco Employee Retirement Plan if such benefit had been determined:

          (i) without regard to the benefit limitations under Section 415 of the Code,

          (ii) without  regard  to  the   compensation   limitation  of  Section
               401(a)(17) of the Code,

          (iii)disregarding, however, any Accrued Benefit over One Hundred Seventy Thousand Dollars ($170,000) per year;

          minus

     b.   the amount actually paid from the Graco Employee Retirement Plan.

     Except as may be otherwise specifically provided in this Plan, this benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid to the Participant in the same manner, at the same time, for the same duration and in the same form as if such benefit had been paid directly from the Graco Employee Retirement Plan. All elections and optional forms of settlement in effect and all other rules governing the payment of benefits under the Graco Employee Retirement Plan shall, to the extent practicable, be given effect under this Plan so that the Participant will receive from a combination of the Graco Employee Retirement Plan and this Plan the same benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) which would have been received under the Graco Employee Retirement Plan if this Plan benefit had been paid from the Graco Employee Retirement Plan.

     4.2 Death Benefits. Upon the death of a Participant, this Plan shall pay as a benefit to the surviving spouse or other joint or contingent annuitant or beneficiary of a Participant, the excess, if any, of:

     a. the amount that would have been payable to such person under the Graco Employee Retirement Plan if such benefit had been determined:

          (i) without regard to the benefit limitations under Section 415 of the Code,

          (ii) without  regard  to  the   compensation   limitation  of  Section
               401(a)(17) of the Code,

          (iii)disregarding, however, any Accrued Benefit over One Hundred Seventy Thousand Dollars ($170,000) per year;

          minus

     b.   the amount actually paid from the Graco Employee Retirement Plan.

     The death benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid to such person in the same manner, at the same time, for the same duration and in the same form as if such benefit had been paid directly from the Graco Employee Retirement Plan. All elections and optional forms of settlement in effect and all other rules governing the payment of benefits under the Graco Employee Retirement Plan shall, to the extent practicable, be given effect under this Plan so that such person will receive from a combination of the Graco Employee Retirement Plan and this Plan the same benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) which would have been received under the Graco Employee Retirement Plan if the Plan benefit had been paid from the Graco Employee Retirement Plan.

     4.3 Incorporation by Reference. The following provisions of the Graco Employee Retirement Plan, as they may from time to time be amended, are hereby incorporated herein by reference as if set forth herein in full with the qualifications set forth in Subsection 2.1 hereof:

     a.   Subsection 5.1 Suspension of Benefits;

     b.   Subsection 5.4 Effect of Misstatements by Participants

     c.   Subsection 5.6 Facility of Payment

     d.   Section 6 Spendthrift Provisions

     4.4 Nonduplication of Benefits. There shall be no duplication of benefits under this Plan. If by reason of his employment, a Participant is eligible for more than one benefit, he shall elect only one such benefit.

     4.5 Lump Sum Payment. If the value of the Participant's benefit under this Plan is less than $15,000 when calculated using rates provided by the Graco Employee Retirement Plan, the benefit shall be paid in a lump sum.

                                    Article 5
                                     Funding

     5.1 Benefits Unfunded. The benefits payable under Plan A and Plan B shall be paid by the Employer each year out of its general assets and shall not be funded in any manner. No fund, trust or account will be established or maintained by the Employer for the purpose of paying these benefits, nor shall any action pursuant to the Restoration Plan be construed to create a trust of any kind. Participants' (or a beneficiary's) rights to receive payments from the Employer under the Restoration Plan shall be no greater than the right of any unsecured creditor of the Employer. Title to and beneficial ownership of any assets, whether cash or investments set aside or earmarked by the Employers to meet their contingent deferred obligation hereunder shall at all times remain in the name of the Employers, and neither the Participants nor any beneficiary shall under any circumstances acquire any property interest or rights in any specific assets of the Employers.

                                    Article 6
                            Amendment and Termination

     6.1 Amendment. Graco, by action of its Board of Directors, shall have the power to amend this Restoration Plan from time to time in any respect. The entire power of amendment herein reserved shall be vested in Graco and, when exercised, shall be effective not only to Graco, its Participants and employees, but also to each other Employer and its Participants and employees, and to the spouses, children, joint annuitants and beneficiaries of such Participants and employees.

     6.2 Termination. Each Employer contemplates that this Plan will be continued indefinitely into the future, but Graco, by action of its Board of Directors, shall have the right at any time to terminate this entire Plan. Any Employer who has adopted this Plan, by action of its Board of Directors and with the consent of Graco, may at any time terminate this Plan with respect to the Participants in its employ.


                                    Article 7
                                 Administration

     7.1 Administrator. Graco shall be the administrator for purposes of Section 3(16)(A) or ERISA.

     7.2 Benefit Plans Committee. The provisions of Subsection 8.2 Benefit Plans Committee of the Graco Employee Retirement Plan are hereby incorporated by reference as if set forth herein in full. The Benefit Plans Committee shall be responsible for administering this Plan and shall have the authority set forth in Subsection 8.2 and other sections of the Graco Employee Retirement Plan Statement.

                                    Article 8
                                  Miscellaneous

     8.1 No Right to Employment. Participation in this Plan or eligibility for participation in it shall not give any employee the right to be retained in an Employer's employment nor, upon dismissal or severance of employment, to have any right or interest in this Plan, other than as herein provided.

     8.2 Source of Benefits. The general assets of the Employer shall be the sole source of all benefits provided for under this Plan.

     8.3 Headings. The headings used in this Plan Statement are for information purposes only.

     8.4 Governing Law. The laws of the State of Minnesota shall govern the interpretation and application of this Plan.

     IN WITNESS WHEREOF, Graco has caused this Restoration Plan to be executed by its duly authorized officers the 20th day of March, 1998.


                                                GRACO INC.

                                                By: /s/Robert M. Mattison

                                                By: /s/Clyde W. Hansen